SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  May 17, 2006


                              EYI INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        000-29803                88-0407078
          ------                        ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


      7865 Edmonds Street, Burnaby, BC Canada                    V3N 1B9
      ---------------------------------------                    -------
      (Address of principal executive offices)                  (Zip code)


                                 (604) 759-5031
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Essentially Yours Industries (Hong Kong) Limited ("EYI HK"), a wholly owned subsidiary of EYI Industries, Inc., has entered into a distribution agreement (the "Distribution Agreement") dated May 17, 2006 with Nozin, LLC ("Nozin"), a Delaware limited liability company, pursuant to which EYI HK acquired the exclusive distribution rights for an over-the-counter health product known as the "NOZIN -Nasal Sanitizer" (the "Product") in the Philippines and Hong Kong (the "Territory"), and non-exclusive distribution rights for the Product in China. The Product is a long-acting antimicrobial solution intended for use before exposure to areas that may contain harmful germs such as crowded airplanes, trains, offices, hospitals, theaters, shopping centers, restaurants and schools.

Pursuant to the terms of the Distribution Agreement, the agreement is for a term of five years and EYI HK is granted the exclusive right to distribute the Product in the Territory for an initial period of nine months after receipt of EYI HK's initial product order, which may be extended for an additional year if Nozin receives an order for not less than $125,000 of its products and at Nozin's option for further periods if EYI HK expends $250,000 on orders of the Product. The agreement is subject to EYI HK making the minimum Product purchases totaling $1,717,200 over the term of the agreement, broken down as follows: (i) 5,004 8ml bottle units and 5,040 travel pack units in 2006; (ii) 25,020 8ml bottle units and 25,200 travel pack units in 2007; and (iii) 50,040 8ml bottle units and 50,400 travel pack units in 2008 and each year thereafter for the remaining term of the agreement. If EYI HK fails to make the minimum Product purchases then Nozin may terminate the agreement at its option. EYI HK is also required to pay all costs associated with any government approvals and advertising and marketing the Product, and Nozin granted EYI HK a limited warranty on the Product including replacement of any defective products returned to EYI HK. The Distribution Agreement may be terminated by either party on 30 days notice of a material breach and in the event of a termination by EYI HK, Nozin is entitled to appoint a new designated agent within the Territory.

The summary of the foregoing is qualified in its entirety by reference to the text of the Distribution Agreement, which is included as exhibit 10.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit No. Description:

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            Exhibit              Description
            --------------------------------------------------------------------
            Exhibit 10.1 Distribution Agreement dated May 17, 2006 between Nozin, LLC and Essentiall Yours Industries (Hong Kong) Limited


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006                EYI INDUSTRIES, INC.


                                  By: /s/ Jay Sargeant
                                      ----------------------------------
                                      Name:  Jay Sargeant
                                      Title: President & Chief Executive Officer


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